Earnings (Loss) Per Share	6 Months Ended
Jun. 30, 2025
Earnings (Loss) Per Share [Abstract]
EARNINGS (LOSS) PER SHARE

11. EARNINGS (LOSS) PER SHARE

For the six months ended June 30, 2025, the outstanding warrants, including 7,751,939 Conversion Warrants, 6,900,000 Public Warrants and 341,500 Private Warrants, were excluded from the calculation of diluted net earnings per ordinary share. For the six months ended June 30, 2024, the outstanding warrants, including 6,900,000 Public Warrants and 341,500 Private Warrants, were excluded from the calculation of diluted net earnings per ordinary share.

The inclusion of these outstanding warrants would have been anti-dilutive for the periods prescribed. For the six months ended June 30, 2024, the earnout shares were excluded from the calculation of diluted net earnings per ordinary share, as the Company did not meet the performance target. The earnout shares are related to the Business Combination between the Company and HMAC. The Company is obliged to make earn out payments to the management of the Company if certain performance targets were met.

Holders of Class A ordinary shares and Class B ordinary shares will be entitled to the same amount of dividends, if declared. The (loss) earnings per Class A ordinary shares and (loss) earnings per Class B ordinary shares are the same. The following table sets forth the computation of basic and diluted (loss) earnings per share for the six months ended June 30, 2025 and 2024:

	For the Six Months Ended June 30,
	2025	2024
Net (loss) income from continuing operations	$(167,456)	$917,104

Net income (loss) from discontinued operations	$3,587,371	$(7,252,983)

Net income (loss)	$3,419,915	$(6,335,879)

(Loss) earnings per share from continuing operations – basic and diluted	$(0.00)	$0.02
Earnings (loss) per share from discontinued operations – basic and diluted	$0.07	$(0.17)
Earnings (loss) per share – basic and diluted	$0.07	$(0.15)

Weighted average shares – basic and diluted	49,389,922	41,755,549